UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2022

Surgery Partners, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37576	47-3620923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 Seven Springs Way, Suite 600

Brentwood, Tennessee 37027

(Address of Principal Executive Offices) (Zip Code)

(615) 234-5900

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SGRY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On December 22, 2022, Surgery Partners, Inc. (the “Company”) completed the previously announced private placement (the “Private Placement”) of $225 million of its common stock, $0.01 par value per share, to certain affiliates of Bain Capital, its controlling shareholder. At the closing, the Company issued 9,183,673 shares (the “Shares”) of the Company’s common stock at a price per share of $24.50, which was the price to the public set in connection with the Company’s previously announced public offering on November 21, 2022.

Item 8.01	Other Events

In connection with the Private Placement, the Company and certain affiliates of Bain Capital entered into an amendment and joinder (the “Amendment”) to that certain Amended and Restated Registration Rights Agreement, dated August 31, 2017, by and among the Company, certain affiliates of Bain Capital and certain stockholders of the Company party thereto (the “Registration Rights Agreement”).

Pursuant to the Amendment, the Company has agreed to file a registration statement for a public offering of the Shares upon the request of Bain Capital and certain of its affiliates, and to use commercially reasonable efforts to effect the registration under the Securities Act of 1933, as amended of the offering of the Shares. The other terms of the Registration Rights Agreement were unchanged.

The above description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment and Joinder to Amended and Restated Registration Rights Agreement, dated December 22, 2022, by and among Surgery Partners, Inc. and certain stockholders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2022	Surgery Partners, Inc.

	By:	/s/ David T. Doherty
Name: David T. Doherty
Title: Executive Vice President and Chief Financial Officer